EXHIBIT 10.4

NEGATIVE PLEDGE

THIS AGREEMENT dated as of the 27th day of March, 2007.

FROM:

Firecreek Petroleum Romania, SRL; Firecreek Petroleum Kazakhstan, Inc.; Firecreek Petroleum Ukraine, Inc.; IYSG, Ltd.; and Malibu Holding, Inc.

(hereinafter called the "Covenantor")

OF THE FIRST PART

T O :

DUTCHESS PRIVATE EQUITIES FUND, LTD

(hereinafter called the "Lender")

OF THE SECOND PART

WHEREAS pursuant to one or more promissory notes or debentures (the “Credit Facilities”) between EGPI Firecreek, Inc. (the “Company”), the Lender has agreed to make certain loans and other financial accommodations to the Company, upon the terms and conditions set forth therein (the "Loan Agreement");

AND WHEREAS the Covenantor IYSG Ltd., and Malibu Holding, Inc. are wholly-owned subsidiaries of the Company, and the Covantor Firecreek Petroleum Romania, SRL, Firecreek Petroleum Kazakhstan, Inc., and Firecreek Petroleum Ukraine, Inc. are wholly-owned subsidiaries of the Company’s wholly owned subsidiary, Firecreek Petroleum, Inc.

AND WHEREAS it is a condition of the establishment of the Credit Facilities by the Lender that the Covenantor enter into this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the Covenantor), the Covenantor represents, covenants and agrees in favour of the Lender as follows:

1.

The Covenantor, with exception to IYSG Ltd., and Firecreek Petroleum Romania, SRL., hereby represents and warrants to the Lender that (i) it does not carry on any active business, (ii) it does not own or have any right, title or interest in any assets or property whatsoever and (iii) it has not granted any lien, charge, security interest, hypothec, mortgage or encumbrance in favor of any third party

2.

The Covenantor hereby covenants and agrees to and in favor of the Lender that it will not grant, any lien, charge, security interest, hypothec, mortgage or encumbrance of any nature or kind over any property which it may hereafter acquire and that immediately upon acquiring any such property, it shall notify the Lender in writing of such acquisition and shall grant to and in favor of the Lender any lien, charge, security interest, hypothec, mortgage or encumbrance which the Lender may request.

3

This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts and shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the Covenantor.

IN WITNESS WHEREOF the Covenantor has executed this Agreement as of the 27th day of March, 2007.

Acting In Administrative Capacity For All of  The Entities Listed As Covenantor

By:

/s/ Dennis R. Alexander

Dennis R. Alexander, as President of EGPI

Firecreek, Inc.